UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                  Date of Event Requiring Report: June 10, 2002


                                  NOVAMED, INC.
             (Exact Name of Registrant as Specified on its Charter)


           000-26927                                  77-0443643
           ---------                                  ----------
    (Commission File Number)             (IRS Employer Identification Number)


                                     Nevada
         (State or Other Jurisdiction of Incorporation or Organization)


                 1403 East 900 South, Salt Lake City, Utah 84105
                    (Address of Principal Executive Offices)


                                 (801) 582 9609
              (Registrant's Telephone Number, Including Area Code)

7

Item 2.   Disposition of Assets.

On June 10, 2002, NovaMed Medical Products Manufacturing Inc. ("Company"), a wholly owned subsidiary of NovaMed, Inc. ("NovaMed") executed an Assets Sale and Liabilities Assignment Agreement ("Agreement") with Kingsley International, Ltd. ("Kingsley") for the sale of all its assets including equipment, materials, packaging, intellectual property, patents and patents pending in exchange for Kingsley's assumption of certain Company liabilities detailed in the Agreement. Kingsley is owned by Greico II, Inc. and AAB Corp, both entities are related to Novamed by virtue of share ownership. The assets sold by the Company in the transaction were valued at $28,590 in exchange for Kingsley's assumption of liabilities in the amount of $71,064.65.

The disposition of assets related to NovaMed's Inc.'s breast implant business is part of a restructuring of NovaMed designed to reduce liabilities in order to make the company more attractive for new business opportunities that might bring future value to its shareholders.

ITEM 7.  Financial Statements and Exhibits

The following exhibit is included:

"A" Assets Sale and Liabilities Assignment Agreement executed as of June 10, 2002 between NovaMed Medical Products Manufacturing, Inc. and Kingsley International, Ltd.

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 18, 2002

NovaMed, Inc.
A Nevada corporation

By:   /s/ Ruairidh Campbell
   ------------------------------------
Ruairidh Campbell
President

Exhibit "A"
                ASSETS SALE AND LIABILITIES ASSIGNMENT AGREEMENT

THIS ASSETS SALE AND LIABILITIES ASSIGNMENT AGREEMENT (this "Agreement"), dated effective as of March 31, 2002 is between NovaMed Medical Products
Manufacturing, Inc., a Minnesota corporation ("NovaMed") and Kingsley International, LTD., with it's corporate office located in Texas. ("Kingsley").

                                    RECITALS

     A. NovaMed is the sole owner and responsible party for certain assets, including patents and patents pending, and liabilities connected to the development and manufacture of breast implant products.

     B.   NovaMed, Inc. is the parent company and sole owner of NovaMed.

     C.   Graeco  II  LTD  a  Texas   Corporation  and  AAB  Corp.  a  Minnesota
          Corporation own 100% of the outstanding shares of Kingsley.

     D. NovaMed desires to sell and Kingsley desires to purchase the assets in exchange for assuming responsibility for the payment of certain liabilities of NovaMed thereby absolving NovaMed from future obligation for paying such liabilities pursuant to the terms and conditions of this Agreement.

                                    AGREEMENT

In consideration of the foregoing recitals and the mutual promises contained herein, NovaMed and Kingsley hereby agree as follows:

1. Purchase and Sale of Assets and the Assignment of Certain Liabilities.. Purchase and Sale of Assets and the Assignment of Certain Liabilities.. Purchase and Sale of Assets and the Assignment of Certain Liabilities.

     1.1 ASSETS AND  LIABILITIES  NovaMed  agrees to sell and assign to Kingsley
(a) ownership or assignment of all NovaMed patents or patents pending; and (b) all assets including but not limited to those detailed in Appendix "A" to this Agreement.

In consideration for the purchase and sale of NovaMed's assets Kingsley does hereby agree to assume the obligation by assignment to pay certain liabilities of NovaMed as detailed in Appendix "B" to this Agreement thereby absolving NovaMed from future obligation for paying such liabilities and to provide other valuable consideration the receipt of which is hereby acknowledged by NovaMed.

2.       Closing Date; Delivery.

     2.1 Closing Date. The Closing Date for the purchase and sale of the assets and the assignment of certain obligations of NovaMed is May 1, 2002, on or about the date as may be agreed in writing by NovaMed and Kingsley.

     2.2 Deliveries at Closing.

     (a) Deliveries of NovaMed and Kingsley. At the Closing, NovaMed will deliver to Kingsley (1) an executed copy of this Agreement evidencing the transfer of ownership of all assets to Kingsley and the assignment of responsibility for the assumption of the specific liabilities of NovaMed by Kingsley as detailed in Appendix B to this Agreement; (2) all of NovaMed's documents or title pertaining to its rights interests in any patents or patents pending and; (3) all such other documents and instruments as Kingsley may reasonably request to confirm that NovaMed has performed all of its obligations and fulfilled all of the conditions of this Agreement.

     (b) Deliveries of Kingsley to NovaMed. At the Closing, Kingsley will deliver to NovaMed (1) an executed copy of this Agreement evidencing the transfer of ownership of the assets and assumption of the specific liabilities of NovaMed by Kingsley as detailed in Appendix A and Appendix B to this Agreement; and (2) all such other documents and instruments as NovaMed may reasonably request to confirm that Kingsley has performed all of their obligations and fulfilled all of the conditions of this Agreement.

3. Representations and Warranties of NovaMed. NovaMed hereby represents and warrants to Kingsley that the matters set forth in the this Section 3 are true and correct:

     3.1 Organization, Standing and Authority of NovaMed.

     (a) Organization. NovaMed is a corporation duly organized and validly existing under the laws of the State of Minnesota and is in good standing as a domestic corporation under the laws of said State.

     (b) Charter Documents. NovaMed has furnished counsel for Kingsley with true and complete copies of its Articles of Incorporation, as amended to date, and its Bylaws as currently in effect.

     (c) Corporate Power. NovaMed has all requisite corporate power to enter into this Agreement and to carry out- and perform its obligations hereunder.

     (d) Authorization for Agreement. The execution and performance of this Agreement by NovaMed has been duly authorized by its Board of Directors and by the Board of Directors of its parent company NovaMed, Inc.. Upon execution and delivery of this Agreement on behalf of NovaMed, this Agreement will constitute the valid and legally binding obligation of NovaMed, enforceable in accordance with its terms and conditions. The execution, delivery and performance of this Agreement and compliance with the provisions hereof by NovaMed does not and will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, NovaMed's Articles of Incorporation, as amended, NovaMed's current Bylaws, or any statute, law, rule or regulation or any order, judgment, decree, indenture, mortgage lease or other agreement or instrument to which NovaMed is subject.

4. Representations and Warranties of Kingsley. Kingsley hereby represents and warrants to NovaMed that the matters set forth in the following subsections of this Section 4 are true and correct.

     4.1 Corporate Organization

     (a)  Organization.  Graeco II Ltd.  a Texas  corporation  and AAB  Corp.  a
Minnesota   corporation  own  100%  of  the   outstanding   shares  of  Kingsley
International, Ltd.

4.2 Due Execution and Enforceability. The execution, delivery and performance of this Agreement has been duly and validly authorized by the Board of Directors of Kingsley. Kingsley has taken all such other action necessary or required to enter into, execute and deliver this Agreement and to perform its obligations hereunder. Upon execution and delivery of this Agreement on behalf of Kingsley, this Agreement shall constitute the valid and legally binding obligation of Kingsley enforceable in accordance with its terms and conditions.

5.Closing.

     5.1 Obligations of Kingsley5.1Obligations of Kingsley.1 Obligations of Kingsley. The obligations of Kingsley to purchase certain assets and assume responsibility for specific liabilities of NovaMed are subject to the fulfillment to Kingsley's satisfaction of the following conditions, which have been satisfied or waived in whole or in part as of the Closing Date by Kingsley.

     (a) Representations and Warranties True at Closing. The representations and warranties made by NovaMed in Section 3 above shall be true and correct in all materials respects as of the Closing Date, and NovaMed shall have performed and complied with all obligations to be performed by it under this Agreement.

     (b) Authorization. NovaMed shall have obtained the Board of Directors approval of NovaMed, Inc. as required to authorize its participation in the transaction described in this Agreement.

                  (c) Due Diligence Satisfactory. Kingsley has received all of the information reasonably requested by it from NovaMed in connection with this transaction, and, based on its due diligence investigation, is satisfied with the description of the assets as detailed in Appendix A to this Agreement.

     (d) Documents and Instruments Satisfactory. All documents and instruments to be provided by NovaMed in connection with the transactions contemplated by this Agreement are satisfactory in form and substance to counsel for Kingsley.

     5.2 Conditions to Obligations of NovaMed. The obligations of NovaMed to consummate this Agreement and carry out and perform its obligations hereunder are subject to the satisfaction of all of the following conditions which have been satisfied or waived in whole or in part as of the Closing Date by NovaMed.

     (a) Representations and Warranties True at Closing. The representations and warranties made by Kingsley in Section 4 above shall be true and correct in all material respects on and as of the Closing Date. Kingsley shall have performed and complied in all material respects with all obligations to be performed by it under this Agreement on or before the Closing Date.

     (b) Authorization.  Kingsley shall have obtained all Board of Directors and
shareholder   approval  necessary  to  authorize  their   participation  in  the
transaction described in this Agreement.

     (c) Documents and Instruments Satisfactory. All documents and instruments to be provided by Kingsley in connection with the transactions contemplated by this Agreement are satisfactory in form and substance to counsel for NovaMed.

6.Covenants   and   Agreements   of   NovaMed6.Covenants   and   Agreements   of
NovaMed.Covenants and Agreements of NovaMed.

     6.1 Access to Information. NovaMed warrants that the authorized representatives of Kingsley have had access during normal business hours to the properties, facilities, books, records, contracts and documents of NovaMed and NovaMed has furnished or caused to be furnished to the authorized representatives of Kingsley copies of all documents and all information with respect to the affairs and businesses of NovaMed that Kingsley's representatives have reasonably requested.

7.Miscellaneous.

     7.1 Successors and Assigns. This Agreement and the terms and conditions contained herein are binding upon, and will inure to the benefit of, the parties hereto and their respective representatives, executors, administrators, heirs, successors and assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any rights or obligations hereunder may be assigned, directly, indirectly, voluntarily or involuntarily, except by operation or law, by any party to this Agreement.

     7.2 Governing Law; Severability. This Agreement will be governed by and construed in accordance with the laws of the State of Minnesota. If any provision of this Agreement is found to be invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and the remaining provisions of this Agreement will continue unaffected.

     7.3 Waivers. No waiver by any party hereto of any term or condition of this Agreement will be effective unless set forth in writing signed by such party. No waiver of any provision of this Agreement will be deemed a waiver of any other provision, or constitute a continuing wavier unless otherwise expressly provided in writing by the waiving party. No failure or delay on the part of any party in exercising any right, power or privilege under this Agreement will operate as a waiver thereof, nor will a single or partial exercise thereof preclude any other or further exercise of any other rights, powers or privileges.

     7.4 Entire Agreement; Modifications. This Agreement, together with the appendixes attached hereto, each of which is incorporated herein by this reference, constitutes the entire agreement among the parties hereto pertaining to the subject matter hereof and supersedes in its entirety all prior and contemporaneous agreements, understandings, negotiations and discussions between the parties, whether oral or written, with respect to the subject matter of this Agreement. No supplement, modification or amendment to this Agreement will be binding unless executed in writing by Kingsley and NovaMed.

     7.5 Notices. All notices and other communications required or permitted under this Agreement will be in writing and may be hand delivered, mailed by first-class mail, postage prepaid, or sent via facsimile. Unless otherwise agreed to in writing by the parties, such notices and other communications shall be addressed as follows:

If to NovaMed:                                  If to Kingsley:

Ruairidh Campbell, President                    Mark Salisbury, Officer
NovaMed Medical Products Manufacturing, Inc.    Kingsley International, Inc.
1403 East 900 South                             5009 Lake Avenue North Unit 304
Salt Lake City, Utah 84105                      White Bear Lake, MN 55110
Telephone: (801) 582-9609                       Telephone: (651) 426-6660
Facsimile: (801) 582-9629                       Facsimile: (651) 407-6911

     7.6 Counterparts7.7 Counterparts.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.7.7 Headings; References. Headings used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

IN WITNESS WHEREOF, the parties have executed this Agreement on the dates set forth below, to be effective for all purposes as of the date first written above.

NOVAMED MEDICAL PRODUCTS MANUFACTURING, INC., a Minnesota KINGSLEY WORLDWIDE, LTD, corporation

By:    /s/ Ruairidh Campbell
--------------------------------
     Ruairidh Campbell, President      By:  /s/ Mark Salisbury
                                       ---------------------------
                                       Mark Salisbury, Officer



                                       SIGNIFICANT CREDITORS ACCEPTING THE
                                       TERMS OF THIS AGREEMENT

                                           AAB CORPORATION

                                       By: /s/  Arthur A. Beisang
                                       ---------------------------------
                                       Arthur A. Beisang, Officer

                                       GRAECO II, LTD.

                                       By: /s/ Mark Salisbury
                                       -----------------------------
                                       Mark Salisbury, Officer